UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2023

ORION GROUP HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300

Houston, Texas 77034

(Address of principal executive offices)

(713) 852-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	ORN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

As indicated in the Earnings Release (as defined below), in the event Orion Group Holdings, Inc. (the “Company”) has not secured a new credit facility by the March 16, 2023 deadline for filing its 2022 Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”), that annual report will include a going concern comment.

On March 14, 2023, the Company entered into a Consent Letter (the “Consent Letter”) by and between the Company, as borrower, certain subsidiaries of the Company (the “Guarantors”), Regions Bank, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and certain other banks and lenders party to the Consent Letter (the “Required Lenders”).

The Consent Letter, provided in connection with that certain Credit Agreement, dated as of August 5, 2015, by and among the Company, the Guarantors, the Administrative Agent and Collateral Agent, and other lenders party thereto (the “Lenders”), as amended (the “Credit Agreement”), provides, notwithstanding the requirements of Section 7.1(b) of the Credit Agreement, that the Administrative Agent and the Required Lenders consent to the delivery by the Company to the Administrative Agent and the Lenders of a report containing a “going concern” comment with respect to the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2022 included in the Form 10-K. The consent provided under the Consent Letter expires if the Company has not consummated a refinancing of the obligations under the Credit Agreement on or before May 1, 2023 (or such later date as agreed upon by the Administrative Agent in writing in its sole discretion).

Item 2.02 Results of Operations and Financial Condition.

On March 14, 2023, the Company issued a press release (the “Earnings Release”) announcing its financial results for the fiscal quarter and full year ended December 31, 2022, and entrance into the Consent Letter. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

The information contained in this Item 2.02 to the Company’s Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Consent Letter, dated March 14, 2023, by and between Orion Marine Group, Inc. as Borrower, certain subsidiaries of the Borrower, as Guarantors, the Lenders Party thereto, Regions Bank, as Administrative Agent and Collateral Agent, and Bank of America, N.A. and BOKF, NA dba Bank of Texas, as Co-Syndication Agents.

99.1	Press Release of Orion Group Holdings, Inc. March 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

10.1

Consent Letter, dated March 14, 2023, by and between Orion Marine Group, Inc. as Borrower, certain subsidiaries of the Borrower, as Guarantors, the Lenders Party thereto, Regions Bank, as Administrative Agent and Collateral Agent, and Bank of America, N.A. and BOKF, NA dba Bank of Texas, as Co-Syndication Agents.

99.1	Press Release of Orion Group Holdings, Inc. March 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: March 15, 2023	By:	/s/ Scott Thanisch
Executive Vice President and Chief Financial Officer